1933 Act Registration No. 811-8883
                       1940 Act Registration No. 333-59149
        ________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20546

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [X]
Pre-Effective Amendment No.                                            [ ]
Post-Effective Amendment No.                                           [7]

                  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]
Amendment No.                                                          [10]


                         THE SHEPHERD STREET FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
              (Address of Principle Executive Offices and Zip Code)

                                  336-768-7230
               (Registrant's Telephone Number including Area Code)

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:
                                Jeffrey C. Howard
                        Salem Investment Counselors, Inc.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103


It is proposed that this filing will become effective (check appropriate box):

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing  pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

DATED DECEMBER 1, 2004


                                                                        SHEPHERD
                                                     [GRAPHIC OMITTED]   STREET
                                                                         EQUITY
                                                                          FUND


                         THE SHEPHERD STREET EQUITY FUND
                                  (the "Fund")

                      A Diversified Mutual Fund offered by

                        THE SHEPHERD STREET FUNDS, INC.
                              480 SHEPHERD STREET
                      WINSTON-SALEM, NORTH CAROLINA 27103
                                 1-888-575-4800
================================================================================
The Fund attempts to achieve its investment objective of capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The minimum investment in the Fund is $1,000 for regular accounts and $500 for retirement accounts. The minimum subsequent investment is $500 for regular accounts and $50 for retirement accounts.

The Fund is a No-Load Fund. This means that 100% of your initial investment is invested in shares of the Fund.

                               TABLE OF CONTENTS
================================================================================
The Basics About the Fund .................................................  2
Past Performance ..........................................................  4
Fees And Expenses .........................................................  5
Additional Investment Information .........................................  6
The Fund's Investment Adviser .............................................  7
How To Buy Shares of the Fund .............................................  7
How To Sell (Redeem) Your Shares .......................................... 10
Dividends and Distributions ............................................... 13
Tax Considerations ........................................................ 13
Financial Highlights ...................................................... 14
Customer Privacy Policy ................................................... 15
For More Information ...................................................... 16
================================================================================
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.
================================================================================

THE BASICS ABOUT THE FUND
================================================================================
INVESTMENT   The Fund aims to increase  the value of your  investment  through
OBJECTIVE:   capital growth. Capital growth is achieved when the prices of the securities in which the Fund invests increase over time,  thereby increasing the value of your shares.
--------------------------------------------------------------------------------
INVESTMENT     The Fund seeks to achieve capital growth by ordinarily  investing
STRATEGIES:    at least 80% of its net assets in common stocks and/or securities convertible into common stocks. The Fund's investment adviser, Salem Investment Counselors, Inc. (the "Adviser") invests in the securities of companies that, in the Adviser's opinion, have an above-average potential for future earnings growth. Generally, the Adviser seeks to invest in companies that the Adviser believes are:

               (1) Established companies with above-average prospects for growth. These companies generally will have some or all of the following characteristics: strong performance records, solid market positions, high margins and return on equity, and reasonable financial strength;

               (2) Small and medium-sized companies (less than $6 billion in total market capitalization) that may be out of favor or not closely followed by investors and are selling at prices which do not reflect adequately their long-term business potential; and

               (3) Companies in industries that are or may be undergoing consolidation, where the likelihood of acquisitions is high.

               The Fund may also invest up to 25% of its assets in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective. However, the Fund will not invest in foreign markets that the Adviser considers to be "emerging markets."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL      GENERAL  RISKS.  You may lose money by investing in the Fund. The
RISK OF        value of the Fund's  investments will vary from  day-to-day,  and
INVESTING      when you sell your Fund shares,  they may be worth less than what
IN THE FUND:   you paid for them.

               STOCK PRICE/MARKET RISK. The price of a company's stock may fall because of problems with the company. Also, stock prices may decline for reasons that have nothing to do with the particular company but which result from general market, economic, political and global conditions. In some cases, stock prices have recovered from declines, but some stock price declines have lasted for months, or have not recovered.

               SMALL TO MEDIUM-CAP STOCKS RISK. The Fund may invest in companies with smaller market capitalizations (less than $6 billion in market capitalization). Smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

               INTEREST RATE RISK. Increases in interest rates typically lower the present value of a company's future earnings stream. Since the market price of a stock changes continuously based upon investors' collective perceptions of future earnings, stock prices may decline when investors anticipate or experience rising interest rates.

               BUSINESS   RISK.   From  time  to  time,  a  particular   set  of
               circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, regulation or deregulation of particular industries can have a material impact on the value of companies within the affected industry while having little or no impact on companies in other industries.

               MARKET VALUATION RISK. Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL      FOREIGN  SECURITIES  RISK.   Investments  in  foreign  securities
RISKS OF       involve   risks  that  may  be  different   from  those  of  U.S.
INVESTING securities. Foreign securities may not be subject to uniform IN THE FUND: audit, financial reporting or disclosure standards, practices or (CONTINUED) requirements comparable to those found in the United States.
               Foreign  securities  are  also  subject  to the  risk of  adverse
               changes  in   investment   or   exchange   control   regulations,
               expropriation  or  confiscatory  taxation,   limitations  on  the
               removal   of  funds  or  other   assets,   political   or  social
               instability,  nationalization  of  companies  or  industries.  In addition,  the dividend  and  interest  payable on certain of the
               Fund's foreign  securities may be subject to foreign  withholding taxes.  Foreign  securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to  changes  in the  relative  value of the U.S.  dollar  and the security's underlying foreign currency.
--------------------------------------------------------------------------------
PAST PERFORMANCE
================================================================================

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                    1999      2000     2001     2002     2003
                   19.60%    -0.29%   -2.47%  -23.11%   31.80%


      The Fund's year-to-date return through September 30, 2004 is 0.00%.


Best Quarter:     4th Qtr 2001          18.70%
Worst Quarter:    3rd Qtr 2001         -18.80%

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2003):
The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                   Since
                                          One         Five       Inception
                                          Year       Years     (Oct. 2, 1998)
                                        --------    --------   --------------
SHEPHERD STREET EQUITY FUND
Return Before Taxes                      31.80%       3.34%        6.90%
Return  After Taxes on  Distributions    31.80%       2.95%        6.51%
Return After Taxes on Distributions
 and Sale of Fund Shares                 20.67%       2.62%        5.73%

STANDARD & POOR'S 500 INDEX*
 (reflects no deduction for fees,
  expenses, or taxes)                    28.68%      -0.57%        3.79%

* The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Front-End Sales Charge ...............................................    None
Contingent Deferred Sales Charge .....................................    None
Sales Charge on Reinvested Dividends .................................    None
Redemption Fee .......................................................   0.5%1

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees ......................................................   0.90%2
Distribution (12b-1) Fees ............................................   0.25%3
Other Expenses .......................................................   0.00%
                                                                        ------
Total Annual Fund Operating Expenses .................................   1.15%
                                                                        ======
1. The Fund will charge you a redemption fee of 0.5% of the value of your redemption if you redeem your shares less than 6 months after purchasing them. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities. The redemption fee does not apply to shares purchased by reinvesting dividends.
2. Management fees include a fee of 0.40% for investment advisory services and 0.50% for administrative and other services. Both fees are paid to the Fund's Adviser.
3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXAMPLE
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
      One Year          Three Years          Five Years          Ten Years
      --------------------------------------------------------------------
       $117                $365                $633               $1,398

A redemption fee of 0.5% of net assets redeemed prior to six months is not included in these calculations. If that fee were included, your costs would be higher.

ADDITIONAL INVESTMENT INFORMATION
================================================================================
The Fund is a diversified mutual fund whose investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock. There can be no assurance that the Fund's investment objective will be achieved.

Described below are the types of securities in which the Fund primarily invests. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

THE FUND'S INVESTMENT ADVISER
================================================================================

The Adviser, Salem Investment Counselors, Inc., 480 Shepherd Street, Winston-Salem, North Carolina 27103, an investment advisory company founded in 1979 and registered as such with the Securities and Exchange Commission, is the investment adviser to the Fund. The Adviser is a private financial counseling firm with approximately $960 million under management as of November 1, 2004. The Adviser provides financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser has been investment adviser to the Fund since its inception.


For its investment advisory services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.40% of the Fund's average daily net assets. For its administrative services to the Fund, the Adviser receives from the Fund a monthly fee equal to the annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO  MANAGER
Mr. David B. Rea is Executive Vice President of the Adviser and acts as the portfolio manager for the Fund. Mr. Rea is also President of the Fund. Mr. Rea has been managing investment portfolios for individuals, corporations, trusts and retirement accounts since joining the Adviser in 1984. Mr. Rea has earned an MBA in finance, a law degree, and is a Chartered Financial Analyst. He has also served as Treasurer to the North Carolina Society of Chartered Financial Analysts.

DISTRIBUTION FEES
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 to assist in the distribution of its shares, pursuant to which the Fund pays the Adviser a monthly fee for shareholder servicing and distribution expenses at the rate of 0.25% of the Fund's average daily net assets. The Adviser may, in turn, pay such fees to third parties for eligible services provided by those parties to the Fund.

HOW TO BUY SHARES OF THE FUND
================================================================================
MINIMUM INVESTMENT AMOUNTS
Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Fund management may reject any purchase order for Fund shares and may waive the minimum investment amounts in its sole discretion.

Your purchase of Fund shares is subject to the following minimum investment amounts:

                      MINIMUM                MINIMUM
TYPE OF               INVESTMENT             SUBSEQUENT
ACCOUNT               TO OPEN ACCOUNT        INVESTMENTS
--------------------------------------------------------------------------------
Regular               $1,000                 $500
IRAs                  $  500                 $ 50
--------------------------------------------------------------------------------

                      AUTOMATIC INVESTMENT PLAN MEMBERS:

                      MINIMUM                MINIMUM
TYPE OF               INVESTMENT             SUBSEQUENT
ACCOUNT               TO OPEN  ACCOUNT       INVESTMENTS
--------------------------------------------------------------------------------
Regular               $1,000                 $100 per month minimum
IRAs                  $  500                 $ 50 per month minimum
--------------------------------------------------------------------------------

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer and through participating financial service professionals. You may also invest in the Fund through an automatic investment plan. Please call the Fund with any questions, toll-free, at 1-888-575-4800.

PURCHASING  SHARES BY MAIL

To make your initial investment in the Fund, simply complete the Application Form included with this Prospectus, make a check payable to the Shepherd Street Equity Fund, and mail the Form and check to:


BY MAIL:                                     BY OVERNIGHT COURIER:
--------                                     ---------------------
Shepherd Street Funds, Inc.                  Shepherd Street Funds, Inc.
c/o Ultimus Fund Solutions, LLC              c/o Ultimus Fund Solutions, LLC
P.O. Box 46707                               225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707                  Cincinnati, Ohio 45246


To make subsequent purchases, simply make a check payable to the Shepherd Street Equity Fund and mail the check to the above-mentioned address. BE SURE TO NOTE YOUR FUND ACCOUNT NUMBER ON THE CHECK.

Your purchase order, if accompanied by payment, will be processed upon receipt by Ultimus Fund Solutions, LLC, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), your shares will be purchased at the Fund's net asset value ("NAV") calculated at the close of regular trading on that day. Otherwise, your shares Zwill be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1. Call  1-888-575-4800 to inform us that a wire is being sent.
2. Fill out and mail or fax an  Account  Application  to the  Transfer  Agent
3. Obtain an account  number from the Transfer Agent
4. Ask your bank to wire fundsto the account of:

                                    US Bank
                                 ABA# 075000022
                        For Shepherd Street Equity Fund
                              Account # 199456567
            Further Credit Account # (Your Name and Account Number)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account. To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Application Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Application Form included with this prospectus, or call the transfer agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

PURCHASING  SHARES BY AUTOMATIC  INVESTMENT  PLAN

You may purchase shares of the Fund through an Automatic Investment Plan ("Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the Plan by filling out the Automatic Investment Plan section of the Application Form included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automatic Clearing House member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, and will notify you at least 30 days in advance if it does so. For more information, call the Transfer Agent at 1-888-575-4800.

DETERMINING  SHARE PRICES

Shares of the Fund are offered at the next calculated NAV per share. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The Fund's per share NAV is computed on all days on which the New York Stock Exchange ("NYSE") is open for business as of the close of regular trading hours on the NYSE, normally 4:00 p.m. Eastern time. In the event that the NYSE closes early, the share price will be determined as of the time of closing.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

Under the USA PATRIOT Act of 2001, we are required to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security number or other tax identification number, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. We will not consider your account application to be "completed" and we will not invest your money in the Fund or open your new account until we receive this required information. In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you. If we close your account because we cannot verify your identity, we will value the account at the price determined as of the close of the NYSE on the day in which your account is closed. In that case, redemption fees will be waived and your redemption proceeds may be worth more or less than your original investment.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to refuse to accept purchase orders under circumstances or in amounts considered disadvantageous to shareholders. Purchase orders will not be accepted unless they are accompanied by payment in U.S.
funds. Payment must be made by wire transfer or check drawn on a U.S. bank, savings and loan association or credit union. The Fund's custodian may charge a fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. If you place an order for Fund shares through a securities broker, and you place your order in proper form before the NYSE closes in accordance with the broker's procedures, your purchase will be processed at the NAV calculated as of the close of the NYSE on that day, provided the securities broker transmits your order to the Transfer Agent in a timely manner. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of placing the order.


The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

HOW TO SELL (REDEEM) YOUR SHARES
================================================================================
You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared, a period that may last up to 15 days.

BY MAIL

Redemption requests should be mailed via U.S. mail or overnight courier service to:

     BY U.S. MAIL:                           BY OVERNIGHT COURIER:
     -------------                           ---------------------
     Shepherd Street Funds, Inc.             Shepherd Street Funds, Inc.
     c/o Ultimus Fund Solutions, LLC         c/o Ultimus Fund Solutions, LLC
     P.O. Box 46707                          225 Pictoria Drive, Suite 450
     Cincinnati, Ohio 45246-0707             Cincinnati, Ohio 45246

The selling price of the shares being redeemed will be the Fund's per share NAV next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed
3. The signatures of all account owners exactly as they are registered on the account
4.   Any required signature guarantees
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)  if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii)if the proceeds are to be made payable to someone other than the account's owner(s); and
(iv) if a change of address request has been received by the Transfer Agent within 30 days previous to the request for redemption.

In addition, a signature guarantee is required if the shares to be redeemed from any Fund shareholder account over any 30-day period have a value of more than $25,000. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

BY  TELEPHONE

You may redeem Fund shares having a value of $25,000 or less by calling the Transfer Agent at 1-888-575-4800 if you elected the telephone redemption option on your Application Form when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Transfer Agent within 30 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

The Fund's Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss if the procedures above are followed. However, if the procedures above are not followed, the Transfer Agent may be liable for such losses.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian currently charges a $15 fee for outgoing wires. This charge is subject to change at any time.

REDEMPTION FEE

A redemption fee of 0.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of shares held by the shareholder for the longest period of time.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $1,000, the Fund may notify you that, unless your account is increased to $1,000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after this notice is mailed to bring the account up to $1,000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1,000 as the result of market action. The Fund reserves this right because of the expense to the Fund of maintaining very small accounts.

PURCHASES AND  REDEMPTIONS  THROUGH  BROKER-DEALERS

The Fund has authorized one or more broker-dealers to accept on its behalf purchase and redemption orders for Fund shares. Such brokers and other financial professionals are authorized to designate intermediaries to accept orders on the Fund's behalf. The Fund will be deemed to have received the order when an authorized broker-dealer or its authorized designee accepts the order. Such orders will be priced at the Fund's NAV next computed after such acceptance. If you purchase shares of the Fund through an authorized broker-dealer, the broker-dealer may charge separate fees and may impose requirements or conditions that are in addition to and different from those described in this Prospectus. Broker-dealers have the responsibility of transmitting purchase orders and funds, and of adjusting their customers' accounts following purchases or redemptions in a timely manner in accordance with their customer agreements and this Prospectus.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for the security. The Fund will generally make distributions of its net realized capital gains (after any reductions for capital loss carryforwards) once each year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

TAX CONSIDERATIONS
================================================================================
The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.


Dividends from investment income and distributions of net short-term capital gains are generally taxable to you as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.


You will be advised annually of the source of distributions for federal income tax purposes. The Fund expects most distributions to be in the form of capital gains.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended September 30, 2004 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available without charge upon request. The information for years ended prior to September 30, 2004 was audited by Tait, Weller & Baker, the Fund's previous auditors.

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year


                                             YEAR          YEAR         YEAR       YEAR        YEAR
                                             ENDED         ENDED        ENDED      ENDED       ENDED
                                            SEPT. 30,    SEPT. 30,    SEPT. 30,  SEPT. 30,   SEPT. 30,
                                              2004         2003         2002        2001        2000
                                           ---------     ---------   ---------   ---------   ---------
Net asset value at beginning of year ...   $   12.03     $    9.70   $   11.23   $   14.81   $   12.84
                                           ---------     ---------   ---------   ---------   ---------

Income (loss) from investment operations:
 Net investment loss ...................       (0.02)        (0.02)      (0.04)      (0.04)      (0.04)
 Net realized and unrealized gains
 (losses) on investments ...............        1.50          2.35       (1.49)      (3.08)       2.26
                                           ---------     ---------   ---------   ---------   ---------
Total from investment operations .......        1.48          2.33       (1.53)      (3.12)       2.22
                                           ---------     ---------   ---------   ---------   ---------

Less distributions:
 Dividends from net investment income ..          --            --          --          --       (0.01)
 Distributions from net realized gains .          --            --          --       (0.46)      (0.24)
                                           ---------     ---------   ---------   ---------   ---------
Total distributions ....................          --            --          --       (0.46)      (0.25)
                                           ---------     ---------   ---------   ---------   ---------

Net asset value at end of year .........   $   13.51     $   12.03   $    9.70   $   11.23   $   14.81
                                           =========     =========   =========   =========   =========

Total return(a) ........................      12.30%        24.02%     (13.62%)    (21.69%)     17.32%
                                           =========     =========   =========   =========   =========

Net assets at end of year (000's) ......     $25,722       $21,145     $11,385     $10,570      $9,658
                                           =========     =========   =========   =========   =========


Ratio of expenses to average net assets        1.15%         1.15%       1.15%       1.16%       1.25%

Ratio of net investment loss
 to average net assets .................      (0.13%)       (0.17%)     (0.33%)     (0.36%)     (0.37%)

Portfolio turnover rate ................         87%           70%         65%         68%         73%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

================================================================================
                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The Shepherd Street Funds, Inc. (the "Fund") and Ultimus Fund Distributors, LLC, the Fund's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-888-575-4800   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

FOR MORE INFORMATION
================================================================================
Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquires about the Fund, please contact the Fund at:

                        The Shepherd Street Funds, Inc.
                        c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                          Cincinnati, Ohio 45246-0707
                                 1-888-575-4800

A copy of your requested document(s) will be sent to you within three business days after we receive your request.

YOU  MAY  ALSO   CONTACT  US   THROUGH   OUR  WEB  SITE  ON  THE   INTERNET   AT
WWW.SHEPHERDSTREETFUND.COM.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                      Investment Company Act File No.: 811-08883


                                  THE SHEPHERD STREET EQUITY FUND
                                      MUTUAL FUND APPLICATION

           THIS  APPLICATION  WILL OPEN ANY TYPE OF ACCOUNT  EXCEPT AN IRA AND 403B(7).
         PLEASE COMPLETE ALL INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE ACCOUNT
[1]  REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     [A]  [ ]  Individual or [ ] Joint Tenants __________________________________________________

          Social Security Number _____-__-_____  Date of Birth __________________________________

          Joint Owner Name (if any) _____________________________________________________________
                                       (JOINT TENANCY IS ASSUMED UNLESS OTHERWISE SPECIFIED)

          Social Security Number _____-__-_____  Date of Birth __________________________________

     [B]  [ ]  Gift to a Minor  Custodian's Name ________________________________ as custodian for
                                (PLEASE DESIGNATE ONLY ONE CUSTODIAN AND ONE MINOR PER ACCOUNT)

          Minor's Name ___________________________ Minor's Social Security Number ___ - __ - ____

            Custodian's State of Residence ______________ Minor's Date of Birth _________________

            Custodian's Social Security Number __________ Custodian's Date of Birth _____________

     [C]  [ ]  Trust   Trustee(s)' Name _________________________________________________________

          Name of Trust __________________________________ Date of Agreement_____________________

     [D]  [ ] Corporation [ ] Partnership [ ] Other
          Entity Name __________________________________ Social Security Number ____ - ___ - ____
                                                         (If sole Proprietor)

          Taxpayer Identification Number ________-______________________________
          (If other entity)

          CORPORATIONS, TRUSTS AND PARTNERSHIPS REQUIRE COMPLETION OF THE RESOLUTION SECTION ON
          THE BACK OF THIS FORM.
=================================================================================================
[2]  YOUR ADDRESS

     Street Address __________________________________________ Phone Number _____________________

     City ________________ State _____ Zip _____ Fax Number _________ E-mail Address ____________

=================================================================================================
[3]  YOUR INVESTMENT

     Please make checks payable to Shepherd Street Equity Fund ($1,000 minimum)

     [ ]Check enclosed $ _______ [ ]Wired from Bank $ ________    Date _______ Wire Number ______

=================================================================================================
[4]  DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (If no choice is made, dividends and capital gains will be reinvested.)

     INCOME DIVIDENDS[ ] reinvested [ ] paid in cash          CAPITAL GAINS DISTRIBUTIONS
                                                              [ ] reinvested [ ] paid in cash

=================================================================================================
[5]  TELEPHONE REDEMPTIONS

     You may redeem shares, subject to the limitations set forth in the Prospectus, from your account simply by calling Ultimus Fund Solutions.
     Please check the box below to establish the Telephone Redemption Service.

     [ ] I want Telephone Redemption Service.

=================================================================================================
[6]  WIRE REDEMPTIONS

     I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

     Bank Name _______________________________________ Bank Account Number ______________________

     Bank Transit/ABA No. ____________________________ Bank Telephone Number ____________________

     Name(s) in which bank account is Registered

     ___________________________________________________________________________

     o    A signature  guarantee will be required if your bank registration does not match your
          Shepherd  Street Equity  Fund  account  registration.  Please  review  the rules  for signature guarantees in the Prospectus.

=================================================================================================

                         ANY QUESTIONS? PLEASE CALL TOLL-FREE (888) 575-4800.

[7]  OTHER INFORMATION

     Employer Name ______________________________________________   U.S. Citizen?[ ] Yes   [ ] No

     Employer Address _____________________________Are you an associated person of an NASD member?
                                                                   [ ] Yes [ ] No
     Occupation _____________________________  __________________________________________________
                                               Mother's Maiden Name (for identification purposes)

=================================================================================================
[8]  AUTOMATIC  INVESTMENT  PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name __________________________________ Bank Address __________________________________

     Bank Transit/ABA No. _______________________ My Account No. ________________________________
                             (nine digits)

     Select Monthly deposit (minimum $100) amount and day:
     [ ] 1st of the month (or next business day)
     [ ] 15th of the month (or next business day) $ _________________ Amount of Deposit

     The Automatic Investment Plan is a convenient way to purchase shares automatically or at your discretion.  The Shepherd Street Equity  Fund will  transfer money  from your bank account to your account.  Please note savings accounts are  not eligible for this service.  We will send confirmation of  your  purchase through the Automatic Investment Plan;  please  wait 3  weeks after receiving notice before using the service.

=================================================================================================
[9]  SIGNATURE
                                                                 THE SHEPHERD STREET EQUITY FUND
     Please sign application, enclose your check and mail to:    P.O. BOX 46707
                                                                 CINCINNATI, OH 45246-0707

     I/we are of legal age  and  have  full authority to purchase shares in The  Shepherd Street
     Equity Fund.  I/we  have  received  and read the  current Prospectus, agree  to  its  terms and  understand  that  by  signing  below (a) I/We hereby  ratify  all  instructions  given on  this  account and  agree  that neither  the Fund  nor Ultimus Fund Solutions,  LLC  nor their  affiliates  will  be  liable for  any loss,  cost or  expense  for  acting upon such instructions (by  telephone or writing)  believed  by  it to be genuine and  in  accordance with the procedures described in the Prospectus, and (b) as  required  by Federal Law, I/We certify under Penalties of Perjury (1) that the Social Security  or Taxpayer Identification
     Number provided herein is correct, (2) that  the IRS has  never  notified  me/us  that I/we are subject to backup withholding, and (3) I/we are U.S. persons (including a U.S. resident alien). (Note: if part(2) of this sentence is not true in your case, please strike out that part before signing.)

     Owner or Custodian _______________________________________________ Date ____________________

     Joint Owner (if any) _____________________________________________ Date ____________________

     Corporate Officers or Trustees (Please complete certification.)

     Signature ____________________________________ Title ______________________ Date ___________

     Signature ____________________________________ Title ______________________ Date ___________

     COMPLETE THE CERTIFICATION BELOW ONLY IF YOU ARE A CORPORATION, PARTNERSHIP, TRUST, OR OTHER
     ORGANIZATION.

     I hereby certify: i) that I am the duly qualified _________ of ________,  a __________ duly organized and existing under the laws of _________________.

     OR                                                                           CORPORATE
                                                                                     SEAL

     ii( that  _____________________________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of _____________________________________________________________

     That all actions by shareholders, directors,  trustees, partners, and  other bodies necessary to execute the Purchase Application and establish an  account with The Shepherd Street Equity
     Fund have been taken, and further

     That  the  following  officer(s) or trustee(s)  are, and until further notice to The Shepherd
     Street Equity Fund will be, duly authorized and empowered to purchase, sell, assign, transfer and withdraw securities and funds from the account established hereby.

     Name ______________________________ Title __________________ Signature _____________________

     Name ______________________________ Title __________________ Signature _____________________

     Signature of certifying officer _________________________________ Date _____________________

------------------------------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

TO HELP THE  GOVERNMENT  FIGHT THE  FUNDING OF  TERRORISM  AND MONEY  LAUNDERING ACTIVITIES,  FEDERAL
LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN,  VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH
PERSON WHO OPENS AN ACCOUNT.

WHAT THIS MEANS FOR YOU:  WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH,
AND OTHER  INFORMATION  THAT WILL  ALLOW US TO IDENTIFY YOU.  WE MAY  ALSO  ASK TO SEE  YOUR  DRIVER'S
LICENSE AND OTHER IDENTIFYING DOCUMENTS.

PLEASE  REMEMBER THAT ANY  DOCUMENTS  OR INFORMATION  WE  GATHER  IN  THE VERIFICATION PROCESS WILL BE
MAINTAINED IN A CONFIDENTIAL MANNER.

THANK YOU FOR INVESTING WITH US.

                       STATEMENT OF ADDITIONAL INFORMATION

                           SHEPHERD STREET EQUITY FUND


                                DECEMBER 1, 2004


                                   A series of
                         THE SHEPHERD STREET FUNDS, INC.
                               480 Shepherd Street
                       Winston-Salem, North Carolina 27103
                                 1-888-575-4800


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Shepherd Street Equity Fund (the "Fund"), dated December 1, 2004. You may obtain a copy of the Fund's Prospectus, free of charge, by writing to The Shepherd Street Funds, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-888-575-4800.



                                TABLE OF CONTENTS

Management of the Fund ...................................................   2
Investment Policies and Restrictions .....................................   2
Investment Adviser .......................................................   9
Directors and Officers ...................................................  11
Principal Stockholders ...................................................  14
Performance Information ..................................................  14
Purchasing and Redeeming Shares ..........................................  17
Tax Information ..........................................................  17
Portfolio Transactions ...................................................  20
Code of Ethics ...........................................................  21
Proxy Voting Policies and Procedures .....................................  21
Custodian ................................................................  21
Transfer Agent, Fund Accountant and Administrator ........................  22
Principal Underwriter ....................................................  22
Independent Registered Public Accounting Firm ............................  23
Legal Counsel ............................................................  23
Distribution Plan ........................................................  23
Financial Statements .....................................................  24
Appendix A: Proxy Voting and Disclosure Policy ...........................  25

                             MANAGEMENT OF THE FUND

The Shepherd Street Funds, Inc. (the "Company"), an open-end management investment company, was incorporated in Maryland on July 16, 1998. The affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. The day-to-day operations of the Fund are delegated to the Fund's investment adviser, Salem Investment Counselors, Inc. (the "Adviser").

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

According to the laws of Maryland under which the Company is incorporated, and the Company's bylaws, the Fund is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, the Fund will not hold annual shareholder meetings unless required to do so under the 1940 Act.


                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the Prospectus. This section provides additional information concerning the types of securities in which the Fund may invest, some of the risks associated with investments in those securities, and the Fund's investment restrictions.

The Fund is a diversified fund, meaning that as to at least 75% of the Fund's total assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities. The Fund normally will invest at least 80% of its net assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The principal types of securities in which the Fund may ordinarily invest are described in the Prospectus, along with any restrictions on such investments, and, where necessary, a brief discussion of any risks unique to the particular security.

COMMON STOCKS. The Fund will ordinarily invest at least 80% of its net assets in common stock or securities convertible into common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors. Despite the risk of price volatility, however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets.

FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in common stock of foreign issuers which are publicly traded on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs). The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the United States. Accordingly, there may be less publicly available information about the companies that issue these securities. Foreign securities are also subject to the risk of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, nationalization of companies or industries. In addition, the dividend and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes. Foreign securities also involve currency risks, which is the risk that the value of the foreign security will decrease due to changes in the relative value of the U.S. dollar and the security's underlying foreign currency.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

CONVERTIBLE SECURITIES. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

COMPANIES WITH UNUSUAL VALUATIONS BASED ON MANY TRADITIONAL METHODS. The market prices of securities of companies that are growing very quickly and/or the securities of companies that investors believe are addressing large potential markets (such as Internet-related businesses) that may not yet have been realized may reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenues relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income or profits, investments in their securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants' expectations regarding the potential markets, revenues, income or profitability for these types of companies.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund includes the gross dividends from such REITs in its distribution to its shareholders, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITs.

OPTIONS ON EQUITIES. Although the Fund will not normally do so, the Fund may occasionally invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on indexes. Options contracts can include long-term options with durations of up to three years.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's net assets. When writing options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

OPTIONS RISK FACTORS.  The primary risks associated with the use of options are:
(1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities, including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. U.S. Government securities may be backed by the credit of the U.S. Government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other registered investment companies including, without limitation, other investment companies that invest in short-term debt securities (i.e., money market funds) and exchange-traded funds (ETF's).

As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's stockholders. The Fund may invest in such instruments, subject to the Fund's fundamental restrictions related to investment in other investment companies and limitations under the 1940 Act.

MONEY MARKET FUNDS. While investments in money market funds are less risky than many other types of investments, the Fund may lose money on its money market fund investments. An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds are subject to interest rate risks (rising interest rates tend to lower the value of debt instruments held by these types of funds), income risks (falling interest rates tend to lower income from interest payments on debt instruments held by these types of funds), credit risks (defaults on interest payments of securities held by these types of funds lowers their income) and inflation risks (rising inflation lowers the value of assets or income as it decreases the value of money). The realization of any of these risks could cause money market funds to lose money.

EXCHANGE TRADED FUNDS. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. ETFs may also be purchased in the secondary market at their market price, which generally follows the index the ETF is designed to track. When purchasing ETFs, the Fund is subject to the risks that the value of the index that the ETF follows will decline. ETFs are also subject to the risk of termination due to extraordinary events (e.g., termination of a license agreement with the underlying index that the ETF tracks, contract breach by a service provider to an ETF, etc.) Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

Fixed Income ETFs are further subject to risks such as interest rate risks (rising interest rates tend to lower the value of debt instruments held by these types of funds), income risks (falling interest rates tend to lower income from interest payments on debt instruments held by these types of funds), credit risks (defaults on interest payments of securities held by these types of funds lowers their income) and inflation risks (rising inflation lowers the value of assets or income as it decreases the value of money).

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy by the Adviser.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limit set forth above.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government securities or other high-grade liquid debt securities in an amount equal to the aggregate fair market value of its commitments to such transactions.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold up to 100% of its portfolio in cash, money market and U.S. Government securities or other investments deemed suitable by the Adviser. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.


PORTFOLIO TURNOVER. Higher portfolio turnover activity typically results in higher brokerage costs to the Fund. In addition, higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, which may increase the taxable gains incurred by shareholders. The Adviser expects that the Fund will maintain a portfolio turnover ratio below 100%, but you should be aware that the Fund may exceed that ratio in any given year. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2004, 2003 and 2002 were 87%, 70% and 65%, respectively.


INVESTMENT RESTRICTIONS. The complete list of the Fund's investment restrictions is as follows. The Fund will not:

1. To the extent of 75% of its assets (valued at time of investment), invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities;

2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

4. Borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 5% of the value of the Fund's assets at the time of borrowing;

5. Underwrite the distribution of securities of other issuers, or acquire "restricted" securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933;

6.   Make margin purchases or short sales of securities;

7. Invest in companies for the purpose of management or the exercise of control;

8. Lend money (but this restriction shall not prevent the Fund from investing in debt securities or repurchase agreements, or lend its portfolio securities);

9. Invest in oil, gas or other mineral exploration or development programs, although it may invest in marketable securities of companies engaged in oil, gas or mineral exploration;

10. Purchase or sell real estate or real estate loans or real estate limited partnerships, although it may invest in marketable securities of companies that invest in real estate or interests in real estate;

11.  Issue senior securities; or

12.  Invest in commodities, or invest in futures or options on commodities.

Restrictions 1 through 12 listed above are fundamental policies, and may be changed only with the approval of a majority of the outstanding shares of the Fund. For purposes of these fundamental investment restrictions, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

The Fund has also adopted the following restrictions that may be changed by the Board of Directors without shareholder approval. The Fund may not:

a. Invest more than 25% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);
b. Invest more than 15% of its net assets in securities that are not readily marketable;

c. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and
     (b) where acquisition results from a dividend or merger, consolidation or other reorganization;
d. purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at time of investment) in all investment company securities purchased by the Fund;
e. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 5% of its total assets at cost; or
f. Invest more than 10% of the Fund's assets (valued at time of investment) in initial margin deposits of options or futures contracts.


                               INVESTMENT ADVISER

The Adviser, Salem Investment Counselors, Inc., was organized as a corporation under the laws of the State of North Carolina in 1979 and registered as an investment adviser with the Securities and Exchange Commission in April 1979. The Adviser is a private financial counseling firm in North Carolina with approximately $960 million under management as of November 1, 2004. The Adviser provides financial management services to individuals, corporations, and professional organizations in North Carolina and throughout the United States. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to services agreements with the Company dated September 30, 1998. Messrs. David B. Rea, William R. Watson, Robert T. Beach, Dale M. Brown and Jeffrey C. Howard are officers of the Adviser as well as Directors and/or officers of the Company. Accordingly, each of those persons is considered an "affiliated person," as that term is defined by the Act. Mr. David B. Rea is portfolio manager for the Fund.


INVESTMENT ADVISORY AGREEMENT
The Company has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company.

The Advisory Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement may be continued from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Directors of the Company who are not "interested persons" of the Company or the Adviser cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Pursuant to the Advisory Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid investment advisory fees of $101,199, $64,699 and $51,037, respectively, to the Adviser.


In approving the most recent annual continuance of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services.



The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Company's Audit Committee. The Directors also considered the business reputation of the Adviser and its financial resources.

In  reviewing  the fees  payable  under the Advisory  Agreement,  the  Directors compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The
Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund in light of applicable case law relating to advisory fees. In evaluating the Fund's advisory fees, the Directors also took into account the complexity and quality of the investment management of the Fund.


No single factor was considered in isolation or to be determinative to the decision of the Directors to approve continuance of the Advisory Agreement. Rather the Directors concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its stockholders to renew the Advisory Agreement for an additional annual period without modification to its terms, including the fees charged for services thereunder.


OPERATING SERVICES AGREEMENT
The Company has also entered into an Operating Services Agreement (the "Services Agreement") with the Adviser. Under the terms of the Services Agreement, the Adviser provides, or arranges to provide, day-to-day operational services to the Fund including, but not limited to:

1.  accounting                                 6.  custodial
2.  administrative                             7.  fund share distribution
3.  legal (except litigation)                  8.  shareholder reporting
4.  dividend disbursing and transfer agent     9.  sub-accounting
5.  registrar                                  10. recordkeeping services


For its services to the Fund under the Services Agreement, the Adviser receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid fees under the Services Agreement of $126,499, $80,873 and $63,796, respectively, to the Adviser.


The effect of the Advisory Agreement and the Services Agreement is to place a "cap" on the Fund's normal operating expenses at 0.90% of the Fund's average daily net assets. The only other expenses incurred by the Fund are distribution (12b-1) fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

Under the Services Agreement, the Adviser may, with the Company's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.


The Adviser, with the Company's consent, retains Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide transfer agency, fund accounting and administrative services for the Fund, and retains Ultimus Fund Distributors, LLC (the "Distributor") to act as principal underwriter for the Fund's shares. All fees charged by Ultimus and the Distributor are paid by the Adviser.


                             DIRECTORS AND OFFICERS

Overall responsibility for conduct of the Company's affairs rests with the Board of Directors. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The Directors serve for an indefinite term and the officers are elected annually. The following is a list of the Directors and executive officers of the Company. Each Director who is an "interested person" of the Company, as defined by the 1940 Act, is indicated by an asterisk.

The Company will call a meeting of stockholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding shares. The Company's bylaws contain procedures for the removal of Directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed Directors.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                            Portfolios in
                                                                                                              the Fund
                                   Position(s)     Length     Principal Occupation During the                  Complex
                                    Held with      of Time    Past 5 Years and Directorships                 Overseen by
Name, Address and Age              the Company     Served     Of Public Companies                              Director
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

*David B. Rea                     Director and     Since      Investment Counselor with Salem Investment          1
480 Shepherd Street                 President      Sept.      Counselors, Inc.
Winston-Salem, NC 27114                            1998
(age 49)

----------------------------------------------------------------------------------------------------------------------------
*William R. Watson                Director and     Since      Investment Counselor with Salem Investment          1
480 Shepherd Street              Vice President    Sept.      Counselors, Inc.
Winston-Salem, NC 27114                            1998
(age 63)

----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

J. Paul Breitbach                   Director       Since      Retired.  Prior to January 2002, Executive Vice     1
320 Buckingham Road                               May 2002   President of Krispy Kreme Doughnut Corporation.
Winston-Salem, NC 27104                                      Currently serves as a Director of Old Dominion
(age 66)                                                     Freight Lines, a freight transportation company.

----------------------------------------------------------------------------------------------------------------------------
James T. Broyhill **                Director       Since      Retired.  Former U.S. Congressman; former           1
1930 Virginia Road                                 Sept.      Secretary of North Carolina Department of
Winston-Salem, NC 27104                            1998       Economic and Community Development.  Currently
(age 77)                                                      serves as a Director of BMC Fund Inc., a
                                                              closed-end management investment company.

----------------------------------------------------------------------------------------------------------------------------
James G. Hanes III                  Director       Since      Farmer in southern Virginia.  Serves on a number    1
3920 Beechridge Road                              July 2002   of community boards and is involved in numerous
Winston-Salem, NC 27106                                       philanthropic causes.
(age 61)

----------------------------------------------------------------------------------------------------------------------------
James L. Hilmer                     Director       Since      Marketing consultant.                               1
621 Idlewyld Drive                                May 2002
Fort Lauderdale, Florida 33301
(age 59)

----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Robert T. Beach  **              Vice President    Since      Investment Counselor with Salem Investment
480 Shepherd Street                                Sept.      Counselors, Inc.
Winston-Salem, NC 27114                            1998
(age 58)


----------------------------------------------------------------------------------------------------------------------------
Dale M. Brown                    Vice President    Since      Investment Counselor with Salem Investment
480 Shepherd Street                                Sept.      Counselors, Inc.
Winston-Salem, NC 27114                            1998
(age 51)

----------------------------------------------------------------------------------------------------------------------------
Jeffrey C. Howard                   Secretary,     Since      Investment Counselor with Salem Investment
480 Shepherd Street              Treasurer, and    Sept.      Counselors, Inc.
Winston-Salem, NC 27114               Chief        1998
(age 50)                           Compliance
                                     Officer

----------------------------------------------------------------------------------------------------------------------------

* David B. Rea and William R. Watson, as affiliated persons of the Adviser, are "interested persons" of the Company within the meaning of Section 2(a)(19) of the 1940 Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.


     BOARD COMMITTEES. The Board of Directors has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are J. Paul Breitbach, James T. Broyhill, James G. Hanes, III and James L. Hilmer. The Audit Committee held three meetings during the fiscal year ended September 30, 2004. The Board of Directors has no nominating or compensation committee or any committee performing similar functions.


     DIRECTORS' OWNERSHIP OF FUND SHARES. The following table shows each Director's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Director. Information is provided as of December 31, 2003.

                             Dollar Range of              Aggregate Dollar
                            Fund Shares Owned           Range of Shares of All
Name of Director               by Director            Funds Overseen by Director
--------------------------------------------------------------------------------

David B. Rea                 Over $100,000                  Over $100,000
William R. Watson          $10,001 to $50,000             $10,001 to $50,000
J. Paul Breitbach            $1 to $10,000                  $1 to $10,000
James T. Broyhill            Over $100,000                  Over $100,000
James G. Hanes III         $10,001 to $50,000             $10,001 to $50,000
James L. Hilmer              $1 to $10,000                  $1 to $10,000


     DIRECTOR COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation for serving as a Director or officer of the Company. The following table provides compensation amounts paid during the fiscal year ended September 30, 2004 to each of the Directors:


                                                                          Total
                    Aggregate                                         Compensation
                   Compensation     Pension or    Estimated Annual  for Services to
                   for Services     Retirement     Benefits Upon      Company and
Director            to Company   Benefits Accrued   Retirement        Fund Complex
--------------     ------------  ----------------  ---------------  ---------------

David B. Rea*          None            None            None               None
William R. Watson*     None            None            None               None
J. Paul Breitbach     $5,500           None            None             $5,500
James T. Broyhill     $5,500           None            None             $5,500
James G. Hanes III    $4,250           None            None             $4,250
James L. Hilmer       $4,500           None            None             $4,500

     * Interested person of the Company as defined in the 1940 Act.

                             PRINCIPAL STOCKHOLDERS

As of November 10, 2004, the following accounts owned of record 5% or more of the Fund's outstanding shares:

Name and Address                         Number of Fund     Percentage of Fund's
of Shareholder                           Shares Owned        Outstanding Shares
--------------------------------------------------------------------------------

Charles Schwab & Co., Inc.                  790,903                41.09%
101 Montgomery Street
San Francisco, California 94104

BB&T Trust Company                          528,155                27.44%
434 Fayetteville Street Mall, 4th Floor
Raleigh, North Carolina 27601

As of November 10, 2004, the Directors and officers of the Company as a group owned of record 15.6% of the outstanding shares of the Fund.


                             PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                 P (1+T)n = ERV

Where:   P = a hypothetical initial investment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

The Fund may also quote average  annual total return over the specified  periods
(i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


The table below shows the Fund's average annual total returns for the periods ended September 30, 2004:
                                                                Since Inception
                                       One Year     Five Years  (Oct. 2, 1998)
                                       --------     ----------   --------------
Return Before Taxes                     12.30%         2.02%        6.01%
Return After Taxes on Distributions     12.30%         1.63%        5.67%
Return After Taxes on Distributions
 and Sale of Fund Shares                 8.00%         1.49%        5.00%

The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative return of the Fund for the period since inception (October 2, 1998) to September 30, 2004 is 41.93%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three year period ended September 30, 2004 is 6.36%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


The Fund may also advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd + 1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                         PURCHASING AND REDEEMING SHARES

Purchases and redemptions will be made at net asset value. The Fund's net asset value ("NAV") is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities which are quoted by NASDAQ are valued at the official closing price reported by NASDAQ. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board of Directors. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.


The Fund is open for business on each day that the NYSE is open. The NYSE is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund's share price or NAV per share is determined as of the close of business on the NYSE (normally 4:00 p.m., Eastern time). The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund does not charge sales loads or deferred sales loads, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a redemption fee equal to 0.5% of the NAV.

TELEPHONE PURCHASES BY SECURITIES FIRMS. Brokerage firms that are NASD members may telephone the Transfer Agent at 1-888-575-4800 and buy shares for investors who have investments in the Fund through the brokerage firm's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to follow these established procedures, the Transfer Agent may be liable. The Fund may modify or terminate these telephone privileges at any time.

                                 TAX INFORMATION

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its stockholders. To qualify as a regulated investment company, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a regulated investment company.


If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the stockholder has requested in writing to have them paid by check.


The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of September 30, 2004, the Fund has a capital loss carryforward of $578,093, which expires on September 30, 2011, that may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to stockholders.


A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

TAXATION OF THE STOCKHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the stockholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.


Individual stockholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual stockholder to benefit from the lower tax rate on Qualified Dividends, the stockholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual stockholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate stockholders. A corporate stockholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the stockholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate stockholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate stockholder would not benefit to the extent it or the Fund is obligated (for example, pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.


Each stockholder is advised annually of the source of distributions for federal income tax purposes. A stockholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the stockholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the stockholder's cost. However, for federal income tax purposes, the original cost would continue as the tax basis.

If a stockholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the stockholder fails to certify properly that he is not subject to backup withholding.

Taxable distributions generally are included in a stockholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to stockholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a stockholder's cost basis, such distribution would be taxable to the stockholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.


If a stockholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction" based upon any of several indicia with respect to a stockholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.


                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it is possible that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 100% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by stockholders of above-average amounts of taxes on realized investment gains. Distributions to stockholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser, subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


During the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid brokerage commissions of $54,735, $32,794 and $19,450, respectively.



                                 CODE OF ETHICS

The Company, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Company, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


                              PROXY VOTING POLICIES


The Company and the Adviser have adopted a Proxy Voting and Disclosure Policy that describes how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting and Disclosure Policy is attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Fund at 1-888-575-4800, or on the SEC's website at http://www.sec.gov.



                                    CUSTODIAN

US Bank, 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, US Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                TRANSFER AGENT, FUND ACCOUNTANT AND ADMINISTRATOR


The Adviser has retained Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to act as the Fund's transfer agent. Ultimus maintains the records of each stockholder's account, answers stockholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Adviser for its services as transfer agent a fee payable monthly at an annual rate of $17 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Adviser pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Adviser pays Ultimus a base fee of $2,500 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Adviser pays all costs of external pricing services.

Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Directors. For the performance of these administrative services, the Adviser pays Ultimus a fee at the annual rate of .15% of the average value of the Fund's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .10% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.


                              PRINCIPAL UNDERWRITER


Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Company pursuant to a Distribution Agreement. Shares of the Fund are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect from year to year if such continuance is approved at least annually (i) by the Board of Directors or a vote of a majority of the Fund's outstanding shares, and (ii) by a majority of the Directors who are not interested persons of the Company or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Company. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Fund's transfer agent, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Company. The Distributor is compensated by the Adviser for its services to the Company.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2005. Briggs, Bunting & Dougherty, LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.



                                  LEGAL COUNSEL

Kilpatrick Stockton LLP, 3737 Glenwood Avenue, Suite 400, Raleigh, North Carolina 27612, acts as legal counsel to the Company.


                                DISTRIBUTION PLAN


As stated in the Prospectus, the Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to make payments to the Adviser to pay for sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund stockholders. The Plan expressly limits payments to the Adviser in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.


Pursuant to the Plan, the Adviser is paid a fee each month for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. It is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.


During the fiscal year ended September 30, 2004, the Fund made payments of $63,249 to the Adviser pursuant to the Plan.


The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for distribution activities in promoting the sale of the Fund's shares. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its stockholders.

The Plan has been approved by the Company's Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plan must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of non-interested Directors be committed to the discretion of the non-interested Directors. The Plan and any related agreements may be terminated at any time, without any penalty: (1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, (2) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, or (3) automatically by any act that terminates the Advisory Agreement with the Adviser. The Plan and any related agreements may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Company, at least quarterly, on the amounts and purpose of any payment made under the Plan, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.


                              FINANCIAL STATEMENTS


The financial statements of the Fund, which have been audited by Briggs, Bunting & Dougherty, LLP, are incorporated herein by reference to the annual report of the Fund dated September 30, 2004.

                                   APPENDIX A



                        SALEM INVESTMENT COUNSELORS, INC.
                                       AND
                         THE SHEPHERD STREET FUNDS, INC.

                       PROXY VOTING AND DISCLOSURE POLICY


I.   Introduction

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when Salem has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The Advisers Act Amendments require that Salem Investment Counselors, Inc. ("Salem") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Salem has actually voted their proxies. The IC Amendments require that The Shepherd Street Funds, Inc. (the "Fund") disclose the policies and procedures that the Fund uses to determine how to vote proxies for its portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Salem and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

     Overall, proxy voting will be managed in an effort to act in the best interests of Salem's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.

II.  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     Salem and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of its shareholders. Salem and its portfolio managers (the "Portfolio Manager") are committed to voting corporate proxies in the manner that serves the best interests of their clients. The Fund has delegated the voting of its proxies to Salem, as the Fund's investment adviser.

     The following details Salem's philosophy and practice regarding the voting of proxies.

     A.   GENERAL

          Salem believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, Salem believes that it is likely that similar proposals for different companies will, in some cases, receive different votes because of different corporate circumstances.

     B.   PROCEDURES

          To implement Salem's proxy voting policies, Salem has developed the following procedures for voting proxies.

          1. Portfolio Managers generally manage client portfolios using Salem's "focus list" of stocks (the "Focus List"), tailoring each client's particular portfolio to the client's unique circumstances. Upon receipt of a corporate proxy by Salem, the annual report and the proxy are submitted to the Portfolio Manager responsible for the inclusion of the company's stock on the Focus List. Any proxies received for companies not on Salem's Focus List are submitted to the Portfolio Manager whose client holds the company's stock, or to the firm's designated "proxy officer."

          2. The Portfolio Manager receiving proxy materials (the "Responsible Portfolio Manager") is then responsible for reviewing the annual report, proposals, and proposal summaries. Following his or her review and the consideration of what vote is in the best interests of clients, the Responsible Portfolio Manager will then vote applicable proxies.

          3. Salem will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the
               Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on controversial or particularly sensitive topics, the Responsible Portfolio Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Salem's files.

          C.   CERTAIN MATTERS

               While Salem's policy is to review each proxy proposal on its individual merits, certain routine matters, such as approval of the audit committee or election of the members of the board of directors, generally are not controversial. In these cases, the Responsible Portfolio Manager will ordinarily vote in line with management's recommendations.

III. CONFLICTS

     In cases where Salem is aware of a conflict between the interests of a client and the interests of Salem or an affiliated person of Salem, Salem will always vote the proxies in the best interest of its clients, unless Salem notifies a client of such conflict and obtains a written consent from the client, acknowledging the conflict and waiving objection. In cases where Salem is aware of a conflict between the interests of the Fund or its shareholders and the interests of an affiliated person of the Fund, Salem
     will  always  vote  the  proxies  in  the  best   interest  of  the  Fund's
     shareholders.

IV.  SALEM DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires Salem to disclose in response to any client request how the client can obtain information from Salem on how its securities were voted. Salem will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Salem. Upon receiving a written request from a client, Salem will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Salem to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Salem will provide such a description in
     Part II of its Form ADV. Upon receiving a written request from a client, Salem will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

V.   FUND DISCLOSURE

     A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          Beginning with the Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund will disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2004, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          Beginning after June 30, 2004, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The  name of the  issuer  of the  portfolio  security;
          (ii) The exchange ticker symbol of the portfolio security;
          (iii)The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief  identification  of the  matter  voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii)Whether the Fund cast is vote on the matter;
          (viii) How the Fund cast is vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VI.  RECORDKEEPING

     Salem shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy  Statements  received  regarding client  securities;
          (iii)Records of votes cast on behalf of  clients;

          (iv) Any documents prepared by Salem that were material to making a decision how to vote, or that memorialized the basis for the decision;
          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Salem. These records may be kept as part of Salem's records.

     Salem may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Salem that are maintained with a third party such as a proxy voting service, provided that Salem has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                                   This the 1st day of May, 2003



                                                  ------------------------------
                                                  Dale Brown, President

                  --------------------------------------------
                                ===============


                  --------------------------------------------





                                    SHEPHERD
                                     STREET
                                     EQUITY
                                      FUND






                  --------------------------------------------


                                ===============
                  --------------------------------------------


                         THE SHEPHERD STREET FUNDS, INC.
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2004

THE SHEPHERD STREET EQUITY FUND                               SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
                                                                 SHEPHERD
                                                                  STREET
                                                                  EQUITY
                                                                   FUND
Dear Shareholder:

On September 30, 2004, the Shepherd Street Equity Fund completed its sixth year of investment operations. Last year, we reported to you that the Fund had posted a one year return of 24.02% and an average annual return of 4.80% since inception. This year, our holdings continued to perform well. For the year ended September 30, 2004, the Fund posted a 12.30% return. By comparison, the S&P 500 had a return of 13.87% over the same one year period. After six years of operations, our cumulative return now stands at 41.93% and our average annual return is 6.01%. For the six year period, the S&P 500 has posted a cumulative return of 23.37% and an average annual return of 3.56%.

The brightest star in the Fund's portfolio last year was Given Imaging. Given Imaging is the originator of capsule endoscopy treatment, which allows doctors to photograph a patient's digestive system using a pill containing a micro-camera. The management team at Given was successful in gaining approval for their therapy from the FDA and reimbursement from major insurance companies, putting strategic alliances in place and continuing to effectively market their product. This success translated into an increase of 254.47% in share price over the last year.

The initial public offering market remained active for most of last year and we were able to participate in several initial and secondary offerings. Over the last 12 months, these investments added 1.91% to the Fund's overall returns.

We have made several changes to the Fund's portfolio over the course of the year. We have eliminated positions in Cardinal Health, Waste Management, Liberty Media and Sony. Although all of these companies proved to be solid holdings, we felt it was time to move on to companies with better growth prospects.

One area that we have made substantial investments in is the energy sector. When oil was priced at $30 a barrel, we believed that many oil and gas companies were undervalued. As a result of the rise in fuel prices, and the need to hedge against political uncertainty and the risk of terrorist attacks, we have added several positions in the energy sector to the portfolio. These investments include a large cap company, Devon Energy, as well as two small cap companies, FX Energy and Dynamic Oil and Gas.

We have also added two other smaller companies that we feel have excellent growth prospects. One is a technology company, FalconStor Software. FalconStor operates in the data management sector, and their proprietary software places them in the top of this field. Another small company that we are excited about is Security Bancorp. Security Bancorp is a small, community bank located in Macon, Georgia. As you know we have had good success investing in community banks in the past, and we continue to feel that this is a good market for consistent growth.

Thank you for your investment in the Fund. We pledge to continue our efforts to grow your investment.

                                         Sincerely yours,

                                         /s/ David B. Rea
                                         David B. Rea, President,
                                         The Shepherd Street Funds


THE SHEPHERD STREET EQUITY FUND
-------------------------------------------------------------------------------------------

              COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              SHEPHERD STREET EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

          SHEPHERD STREET EQUITY FUND                             S&P 500 INDEX
          ---------------------------                             -------------
     10/1/1998                      10,000           10/1/1998                     10,000
    12/31/1998        20.40%        12,040          12/31/1998        25.06%       12,506
     3/31/1999         0.33%        12,080           3/31/1999         4.98%       13,129
     6/30/1999        13.66%        13,730           6/30/1999         7.05%       14,055
     9/30/1999        -6.48%        12,840           9/30/1999        -6.24%       13,177
    12/31/1999        12.15%        14,400          12/31/1999        14.88%       15,138
     3/31/2000         4.75%        15,085           3/31/2000         2.29%       15,485
     6/30/2000        -0.20%        15,054           6/30/2000        -2.66%       15,073
     9/30/2000         0.07%        15,064           9/30/2000        -0.97%       14,927
    12/31/2000        -4.68%        14,359          12/31/2000        -7.82%       13,759
     3/31/2001        -8.87%        13,085           3/31/2001       -11.86%       12,128
     6/30/2001        11.03%        14,529           6/30/2001         5.85%       12,837
     9/30/2001       -18.80%        11,797           9/30/2001       -14.68%       10,953
    12/31/2001        18.70%        14,004          12/31/2001        10.71%       12,126
     3/31/2002        -4.95%        13,310           3/31/2002         0.27%       12,159
     6/30/2002        -9.31%        12,071           6/30/2002       -13.40%       10,530
     9/30/2002       -15.58%        10,190           9/30/2002       -17.28%        8,710
    12/31/2002         5.67%        10,768          12/31/2002         8.44%        9,445
     3/31/2003        -0.78%        10,684           3/31/2003        -3.15%        9,148
     6/30/2003        12.19%        11,987           6/30/2003        15.39%       10,556
     9/30/2003         5.43%        12,638           9/30/2003         2.65%       10,835
    12/31/2003        12.30%        14,193          12/31/2003        12.18%       12,155
     3/31/2004         5.40%        14,960           3/31/2004         1.69%       12,361
     6/30/2004        -1.26%        14,770           6/30/2004         1.72%       12,573
     9/30/2004        -3.91%        14,193           9/30/2004        -1.87%       12,337


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                     (for periods ended September 30, 2004)

                                     1 YEAR      5 YEARS      SINCE INCEPTION*
                                     ------      -------      ----------------
The Shepherd Street Equity Fund      12.30%       2.02%           6.01%
Standard & Poor's 500 Index          13.87%      (1.31%)          3.56%
--------------------------------------------------------------------------------

*    Initial public offering of shares was October 2, 1998.

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------

                  SHEPHERD STREET EQUITY FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                            AS OF SEPTEMBER 30, 2004



                                       SHEPHERD STREET       S&P 500
                                             FUND             INDEX
                                     -----------------------------------
Consumer Discretionary                       11.6%            11.1%
Consumer Staples                             10.6%            10.7%
Energy                                        5.9%             7.4%
Financials                                   19.4%            20.7%
Health Care                                  17.6%            13.1%
Industrials                                  12.4%            11.6%
Information Technology                       17.7%            15.7%
Materials                                     1.6%             3.1%
Telecommunication Services                    2.4%             3.7%
Utilities                                     0.0%             2.9%


                  SHEPHERD STREET EQUITY FUND TOP TEN HOLDINGS
                              (September 30, 2004)
--------------------------------------------------------------------------------

    SECURITY DESCRIPTION                                % OF NET ASSETS
    -----------------------------------                 ---------------
    Johnson & Johnson                                         4.2%
    Capital One Financial Corporation                         3.9%
    Microsoft Corporation                                     3.9%
    Given Imaging Ltd.                                        3.7%
    Berkshire Hathaway, Inc. - Class A                        3.7%
    Pfizer, Inc.                                              3.4%
    PepsiCo, Inc.                                             3.4%
    Amgen, Inc.                                               3.3%
    D.R. Horton, Inc.                                         3.3%
    General Electric Company                                  3.3%

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004

    SHARES                                                            VALUE
   --------                                                          -------
             COMMON STOCKS -- 99.5%
             CONSUMER DISCRETIONARY -- 11.6%
    13,000   Lowe's Companies, Inc.                                $   706,550
     7,000   Mohawk Industries, Inc. (a)                               555,730
    33,000   Time Warner, Inc. (a)                                     532,620
    16,100   Tribune Company                                           662,515
    10,000   Wal-Mart Stores, Inc.                                     532,000
                                                                   -----------
                                                                     2,989,415
                                                                   -----------
             CONSUMER STAPLES -- 10.6%
    18,175   PepsiCo, Inc.                                             884,214
    12,000   Procter & Gamble Company                                  649,440
    20,750   SYSCO Corporation                                         620,840
    16,000   Walgreen Company                                          573,280
                                                                   -----------
                                                                     2,727,774
                                                                   -----------
             ENERGY -- 5.9%
     7,000   Devon Energy Corporation                                  497,070
   123,800   Dynamic Oil & Gas, Inc. (a)                               361,496
    73,882   FX Energy, Inc. (a)                                       667,893
                                                                   -----------
                                                                     1,526,459
                                                                   -----------
             FINANCIALS -- 19.5%
     9,000   American International Group, Inc.                        611,910
        11   Berkshire Hathaway, Inc. - Class A (a)                    953,150
    13,500   Capital One Financial Corporation                         997,650
    18,333   Citigroup, Inc.                                           808,852
    14,700   Greenville First Bancshares, Inc. (a)                     269,745
    43,000   Partners Trust Financial Group, Inc.                      445,480
    15,000   Security Bank Corporation                                 525,000
     7,000   Triad Guaranty, Inc. (a)                                  388,360
                                                                   -----------
                                                                     5,000,147
                                                                   -----------
             HEALTH CARE -- 17.6%
    15,000   Amgen, Inc. (a)                                           850,200
    25,000   Given Imaging Ltd. (a)                                    961,250
    19,000   Johnson & Johnson                                       1,070,270
    29,000   Pfizer, Inc.                                              887,400
    50,000   Serono SA - ADR                                           766,500
                                                                   -----------
                                                                     4,535,620
                                                                   -----------

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2004

    SHARES                                                            VALUE
   --------                                                          -------
             COMMON STOCKS -- 99.5% (CONTINUED)
             INDUSTRIALS -- 12.5%
     5,000   3M Company                                            $   399,850
    13,000   Automatic Data Processing, Inc.                           537,160
     9,000   Avery Dennison Corporation                                592,020
    25,500   D. R. Horton, Inc.                                        844,305
    25,000   General Electric Company                                  839,500
                                                                   -----------
                                                                     3,212,835
                                                                   -----------
             INFORMATION TECHNOLOGY -- 17.8%
    25,000   CallWave, Inc. (a)                                        238,750
    31,000   Cisco Systems, Inc. (a)                                   561,100
    14,000   Dell, Inc. (a)                                            498,400
   110,000   FalconStor Software, Inc. (a)                             819,500
    36,000   Intel Corporation                                         722,160
    11,000   L-3 Communications Holdings, Inc.                         737,000
    35,900   Microsoft Corporation                                     992,635
                                                                   -----------
                                                                     4,569,545
                                                                   -----------
             MATERIALS -- 1.6%
    66,400   NovaGold Resources, Inc. (a)                              421,640
                                                                   -----------

             TELECOMMUNICATION SERVICES -- 2.4%
    45,000   Nokia Oyj - ADR                                           617,400
                                                                   -----------

             TOTAL COMMON STOCKS -- 99.5% (Cost $22,512,004)       $25,600,835

             OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%             121,362
                                                                   -----------

             NET ASSETS -- 100.0%                                  $25,722,197
                                                                   ===========

(a)  Non-income producing security.

ADR - American Depositary Receipt



                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004


ASSETS
 Investments in securities:
  At acquisition cost ...........................................  $22,512,004
                                                                   ===========
 At market value (Note 1) .......................................  $25,600,835
Receivable for capital shares sold ..............................       31,317
Receivable for securities sold ..................................      718,166
Dividends receivable ............................................        9,598
                                                                   -----------
  TOTAL ASSETS ..................................................   26,359,916
                                                                   -----------
LIABILITIES
 Bank overdraft .................................................        4,946
 Demand loan payable to custodian (Note 4) ......................      200,000
 Payable for capital shares redeemed ............................        2,034
 Payable for investment securities purchased ....................      406,960
 Due to Advisor (Note 3) ........................................       17,946
 Accrued distribution fees (Note 3) .............................        5,347
 Other liabilities ..............................................          486
                                                                   -----------
  TOTAL LIABILITIES .............................................      637,719
                                                                   -----------
NET ASSETS ......................................................  $25,722,197
                                                                   ===========
Net assets consist of:
 Common stock (500,000,000 shares ($.0001 par value)
  authorized, 1,904,279 shares outstanding) .....................  $       190
 Additional paid-in capital .....................................   23,256,537
 Accumulated net realized losses from security transactions .....     (623,361)
 Net unrealized appreciation on investments .....................    3,088,831
                                                                   -----------
Net assets ......................................................  $25,722,197
                                                                   ===========

Shares of common stock outstanding ..............................    1,904,279
                                                                   ===========


Net asset value and offering price per share(a) .................  $     13.51
                                                                   ===========


(a)  Redemption price varies based on length of time held (Note 1).


                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004


INVESTMENT INCOME
  Dividends (Net of foreign tax of $120) ........................  $   256,971
                                                                   -----------

EXPENSES
 Investment advisory fees (Note 3) ..............................      101,199
 Service fees (Note 3) ..........................................      126,499
 Distribution fees (Note 3) .....................................       63,249
                                                                   -----------

  TOTAL EXPENSES ................................................      290,947
                                                                   -----------

NET INVESTMENT LOSS .............................................      (33,976)
                                                                   -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
 Net realized gains from security transactions ..................    1,173,146
 Net change in unrealized appreciation/
 depreciation on investments ....................................    1,406,495
                                                                   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................    2,579,641
                                                                   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $ 2,545,665
                                                                   ===========









                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
-------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                      YEAR              YEAR
                                                                     ENDED             ENDED
                                                                  SEPTEMBER 30,     SEPTEMBER 30,
                                                                      2004               2003
                                                                 -------------     -------------
FROM OPERATIONS
 Net investment loss ...........................................    $  (33,976)       $  (28,038)
 Net realized gains (losses) from security transactions ........     1,173,146          (105,745)
 Net change in unrealized appreciation/depreciation
  on investments ...............................................     1,406,495         3,670,332
                                                                 -------------     -------------
Net increase in net assets from operations .....................     2,545,665         3,536,549
                                                                 -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold .....................................     4,860,142         8,213,504
 Proceeds from redemption fees collected (Note 1) ..............           674               355
 Payment for shares redeemed ...................................    (2,828,963)       (1,990,914)
                                                                 -------------     -------------
Net increase in net assets from capital share transactions .....     2,031,853         6,222,945
                                                                 -------------     -------------

TOTAL INCREASE IN NET ASSETS ...................................     4,577,518         9,759,494

NET ASSETS
 Beginning of year .............................................    21,144,679        11,385,185
                                                                 -------------     -------------
 End of year ...................................................   $25,722,197       $21,144,679
                                                                 =============     =============

CAPITAL SHARE ACTIVITY
 Sold ..........................................................       354,802           760,979
 Redeemed ......................................................      (207,643)         (177,845)
                                                                 -------------     -------------
 Net increase in shares outstanding ............................       147,159           583,134
 Shares outstanding at beginning of year .......................     1,757,120         1,173,986
                                                                 -------------     -------------
 Shares outstanding at end of year .............................     1,904,279         1,757,120
                                                                 =============     =============





                See accompanying notes to financial statements.


THE SHEPHERD STREET EQUITY FUND
---------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                    YEAR        YEAR         YEAR         YEAR         YEAR
                                                    ENDED       ENDED        ENDED        ENDED        ENDED
                                                  SEPT. 30,   SEPT. 30,    SEPT. 30,     SEPT. 30,    SEPT. 30,
                                                    2004        2003          2002        2001          2000
                                                 ---------    ---------    ---------    ---------    ---------
Net asset value at beginning of year ........    $   12.03    $    9.70    $   11.23    $   14.81    $   12.84
                                                 ---------    ---------    ---------    ---------    ---------

Income (loss) from investment operations:
 Net investment loss ........................        (0.02)       (0.02)       (0.04)       (0.04)       (0.04)
 Net realized and unrealized gains
  (losses) on investments ...................         1.50         2.35        (1.49)       (3.08)        2.26
                                                 ---------    ---------    ---------    ---------    ---------
Total from investment operations ............        1.48          2.33        (1.53)       (3.12)        2.22
                                                 ---------    ---------    ---------    ---------    ---------

Less distributions:
 Dividends from net investment income .......           --           --           --           --        (0.01)
 Distributions from net realized gains ......           --           --           --        (0.46)       (0.24)
                                                 ---------    ---------    ---------    ---------    ---------
Total distributions .........................           --           --          --         (0.46)       (0.25)
                                                 ---------    ---------    ---------    ---------    ---------

Net asset value at end of year ..............   $   13.51    $   12.03    $    9.70    $   11.23    $   14.81
                                                 =========    =========    =========    =========    =========

Total return(a) .............................       12.30%       24.02%      (13.62%)     (21.69%)      17.32%
                                                 =========    =========    =========    =========    =========

Net assets at end of year (000's) ...........    $  25,722    $  21,145    $  11,385    $  10,570    $   9,658
                                                 =========    =========    =========    =========    =========

Ratio of expenses to average net assets .....        1.15%        1.15%        1.15%        1.16%        1.25%
Ratio of net investment loss
 to average net assets ......................       (0.13%)      (0.17%)      (0.33%)      (0.36%)      (0.37%)
Portfolio turnover rate .....................          87%          70%          65%          68%          73%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.






                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2004

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, the Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940. The Fund's investment objective is growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America.

Securities valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Other assets and securities for which no quotations are readily available or for which quotations the Advisor believes do not reflect market value are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase. For the years ended September 30, 2004 and 2003, proceeds from redemption fees totaled $674 and $355, respectively.

Security transactions and investment income -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no distributions during the years ended September 30, 2004 and 2003.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax  character  of  distributable  earnings  at  September  30,  2004 was as follows:
--------------------------------------------------------------------------------
Cost of portfolio investments ...................................  $22,557,272
                                                                   ===========
Gross unrealized appreciation ...................................  $ 3,988,910
Gross unrealized depreciation ...................................     (945,347)
                                                                   -----------
Net unrealized appreciation .....................................  $ 3,043,563
Capital loss carryforwards ......................................     (578,093)
                                                                   -----------
Total distributable earnings ....................................  $ 2,465,470
                                                                   ===========
--------------------------------------------------------------------------------

For the year ended September 30, 2004, the Fund reclassified its net investment loss of $33,976 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value.

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.

During the year ended September 30, 2004, the Fund utilized capital loss carryforwards of $1,163,711 to offset current year net realized gains. A remaining capital loss carryforward of $578,093, which expires September 30, 2011, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004

2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2004, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $23,528,735 and $21,633,304, respectively.

3.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with Salem Investment Counselors, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended September 30, 2004, the Advisor received fees of $101,199 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended September 30, 2004, the Advisor received fees of $126,499 under the Servicing Agreement.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended September 30, 2004, the Advisor received payments from the Fund of $63,249.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund).

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2004

4.   BANK LINE OF CREDIT

The Fund has an unsecured $200,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. As of September 30, 2004, the Fund had outstanding borrowings of $200,000 under the line of credit at a rate of 1.49%. Average debt outstanding for the year ended September 30, 2004 was $1,741.

5.   CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Company's officers and directors for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
THE SHEPHERD STREET FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of the Shepherd Street Equity Fund, a series of shares of The Shepherd Street Funds, Inc., including the schedule of investments, as of September 30, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2003 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated October 23, 2003 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shepherd Street Equity Fund as of September 30, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




                                        /s/  BRIGGS, BUNTING & DOUGHERTY, LLP
                                             BRIGGS, BUNTING & DOUGHERTY, LLP
Philadelphia, Pennsylvania
October 26, 2004

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)

Overall responsibility for management of the Company rests with the Board of Directors. The Directors serve during the lifetime of the Company and until its termination, or until death, resignation, retirement or removal. The Directors, in turn, elect the officers of the Company to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following table provides information regarding each Director and executive officer of the
Company:

                                                                                           NUMBER OF
                                                   POSITION(S)                             PORTFOLIOS IN FUND  OTHER
NAME, ADDRESS AND AGE           LENGTH OF          HELD WITH    PRINCIPAL OCCUPATION(S)    COMPLEX OVERSEEN    DIRECTORSHIPS
                                TIME SERVED        COMPANY      DURING PAST 5 YEARS        BY DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
*David B. Rea (age 49)          Since              President/   Investment Counselor with        1                    None
480 Shepherd Street             Sept. 1998         Director     Salem Investment
Winston-Salem, NC 27114         Counselors, Inc.


*William R. Watson (age 63)     Since              Director/    Investment Counselor with        1                    None
480 Shepherd Street             Sept. 1998         Vice         Salem Investment
Winston-Salem, NC 27114                            President    Counselors, Inc.


INDEPENDENT DIRECTORS:

James T. Broyhill (age 77) **   Since              Director     Retired.  Former U.S.            1               Director of BMC
1930 Virginia Road              Sept. 1998                      Congressman; former                              Fund, Inc., a
Winston-Salem, NC 27104                                         Secretary of North Carolina                      closed-end
                                                                Department of Economic and                       management
                                                                Community Development.                           investment company.

J. Paul Breitbach (age 66)      Since              Director     Retired.  Prior to January       1               Director of Old
320 Buckingham Road             May 2002                        2002, Executive Vice                             Dominion Freight
Winston-Salem, NC 27104                                         President of Krispy Kreme                        Lines, a freight
                                                                Doughnut Corporation                             transportation
                                                                                                                 company

James L. Hilmer (age 59)        Since             Director      Marketing consultant             1                    None
621 Idlewyld Drive              May 2002
Fort Lauderdale, FL 33301

James G. Hanes III (age 61)     Since              Director     Serves on a number of            1                    None
3920 Beechridge Road            July 2002                       community boards and is
Winston-Salem, NC 27106                                         involved in numerous
                                                                philanthropic causes; farmer
                                                                in southern Virginia


THE SHEPHERD STREET EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS (UNAUDITED)
(Continued)
                                 LENGTH OF             POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            TIME SERVED           COMPANY                          DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:

Robert T. Beach (age 58) **      Since Sept. 1998      Vice President                   Investment Counselor with Salem
480 Shepherd Street                                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Dale M. Brown (age 51)           Since Sept. 1998      Vice President                   Investment Counselor with Salem
480 Shepherd Street                                                                     Investment Counselors, Inc.
Winston-Salem, NC 27114

Jeffrey C. Howard (age 50)       Since Sept. 1998      Secretary, Treasurer             Investment Counselor with Salem
480 Shepherd Street                                    and Chief Compliance             Investment Counselors, Inc.
Winston-Salem, NC 27114                                Officer

* David B. Rea and William R. Watson, as affiliated persons of the Advisor, are "interested persons" of the Company within the meaning of Section
     2(a)(19) of the Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.

Additional information about members of the Board of Directors and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-888-575-4800.


CHANGE IN INDEPENDENT REGISTERED  PUBLIC
ACCOUNTING FIRM (UNAUDITED)

On May 13, 2004, Tait, Weller & Baker was replaced as the independent registered public accounting firm of the Fund, and Briggs, Bunting and Dougherty, LLP was selected as the Fund's new independent registered public accounting firm. The Fund's selection of Briggs, Bunting and Dougherty, LLP as its independent registered public accounting firm was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

Tait, Weller & Baker's reports on the Fund's financial statements for the fiscal years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's dismissal, there were no disagreements between the Fund and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Shepherd Street Equity Fund, you incur ongoing costs, including management fees and other Fund expenses. Operating expenses, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge a front-end sales load. However, a redemption fee of 0.5% is applied on the sale of shares held for less than six months.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                 Beginning         Ending
                               Account Value   Account Value   Expenses Paid
                               March 31, 2004  Sept. 30, 2004  During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return      $1,000.00          $948.74        $5.60

Based on Hypothetical 5%
 Return (before expenses)        $1,000.00        $1,019.25        $5.81
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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




                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                              INVESTMENT ADVISOR:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                            Kilpatrick Stockton LLP
                              3737 Glenwood Avenue
                                   Suite 400
                               Raleigh, NC 27612








    A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-575-4800, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-575-4800, or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                     PART C
                                OTHER INFORMATION

ITEM 22  EXHIBITS

A.   ARTICLES OF INCORPORATION.
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

B.   BYLAWS
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

C.   INSTRUMENTS  DEFINING  RIGHTS OF SECURITY  HOLDERS
          Incorporated herein by reference to By-laws.

D.   INVESTMENT  ADVISORY  AGREEMENTS
          Investment Advisory Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998: Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

E.   UNDERWRITING  CONTRACTS
          Distribution Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Distributors, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.


F.   BONUS OR PROFIT-SHARING CONTRACTS
          Not Applicable

G.   CUSTODIAN AGREEMENTS
          Custody Agreement between the Company, Salem Investment Counselors, Inc. and US Bank, N.A. (formerly Firstar Bank), dated December 15, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

H.   OTHER MATERIAL CONTRACTS

     (1) Operating Services Agreement between the Company and Salem Investment Counselors, Inc., dated September 30, 1998 and amended and restated as of November 1, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (2) Transfer Agent and Shareholder Services Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (3) Fund Accounting Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.
     (4) Administration Agreement between the Company, Salem Investment Counselors, Inc. and Ultimus Fund Solutions, LLC, dated October 5, 2000: Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

I.   LEGAL OPINION
               Incorporated herein by reference from Pre-Effective Amendment No. 1, filed on August 26, 1998.

J.   OTHER OPINIONS

     (1) Consent of Briggs,  Bunting & Dougherty LLP--Filed herewith
     (2) Consent of Tait, Weller & Baker--Filed herewith


K. OMITTED FINANCIAL STATEMENTS
          Not Applicable

L.   INITIAL CAPITAL AGREEMENTS
          Incorporated herein by reference to Pre-Effective Amendment No. 3, filed on September 30, 1998.

M.   RULE 12B-1 PLAN
          Incorporated herein by reference to Pre-Effective Amendment No. 1, filed on August 26, 1998.

N.   RESERVED

O.   RULE 18F-3 PLAN
          Not Applicable

P.   CODES OF ETHICS

     (1)  Code of Ethics of the Company and Salem Investment  Counselors,  Inc.:
          Incorporated herein by reference to Post-Effective Amendment No. 3, filed on January 15, 2001.

     (2)  Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


ITEM 23   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          No person is directly or indirectly controlled by, or under common control with, the Registrant.

ITEM 24   INDEMNIFICATION.

          Section 2-418 of the General Corporation Law of Maryland authorizes the Registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the Bylaws of the Registrant (Exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the Registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          The indemnification provisions relative to Salem Investment Counselors, Inc., Registrant's investment adviser, and Ultimus Fund Distributors, LLC, Registrant's principal underwriter, are incorporated herein by reference to the Investment Advisory Agreement (see Item 22(d)) and the Distribution Agreement (see Item 22 (e)).

ITEM 25   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

          Salem Investment Counselors, Inc. and each director and officer of the Salem Investment Counselors, Inc. have no business or other connections other than to render services as an investment adviser and counselor.

ITEM 26   PRINCIPAL UNDERWRITERS.

          (a) Ultimus Fund Distributors, LLC (the "Distributor") also acts as the principal underwriter for the following registered investment companies:

               Profit Funds Investment Trust
               Williamsburg Investment Trust
               Hussman Investment Trust
               The GKM Funds
               The Arbitrage Funds
               Oak Value Trust
               Veracity Funds
               TFS Capital Investment Trust
               Hillier Funds Trust

          (b) The following are the directors and officers of the Distributor. The principal business address of each is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

                                     Positions and Offices            Positions
               Name                  With Distributor                 With Registrant
               --------              ----------------                 ----------------
               Robert G. Dorsey      Managing Director/President      Assistant Vice President
               Mark J. Seger         Managing Director/Treasurer      Assistant Treasurer
               John F. Splain        Managing Director/Secretary      Assistant Secretary
               Theresa M. Bridge     Vice President                   Assistant Treasurer
               Wade R. Bridge        Vice President                   Assistant Secretary
               Steven F. Nienhaus    Vice President                   None
               Craig J. Hunt         Assistant Vice President         Assistant Vice President

          (c)  Not Applicable

ITEM 27   LOCATION OF ACCOUNTS AND RECORDS.

          Ultimus Fund Solutions, LLC
          225 Pictoria Drive, Suite 450
          Cincinnati, Ohio 45246

          Ultimus Fund Distributors, LLC
          225 Pictoria Drive, Suite 450
          Cincinnati, Ohio 45246

          Salem Investment Counselors, Inc.
          480 Shepherd Street
          Winston-Salem, North Carolina  27103

          US Bank, N.A.
          425 Walnut Street
          Cincinnati, Ohio 45202

ITEM 28   MANAGEMENT SERVICES.

          Not Applicable

ITEM 29   UNDERTAKINGS.

          Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness for this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Winston-Salem and State of North Carolina on the 1st day of December, 2004.

                                            THE SHEPHERD STREET FUNDS, INC.

                                            /s/ David B. Rea
                                            ------------------------------
                                            DAVID B. REA,
                                            President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.

Name                             Title                          Date
-------------------------        --------------------------     ----------------

/s/ David B. Rea                 President and Director         December 1, 2004
-------------------------
DAVID B. REA


/s/ William R. Watson            Director and Vice President    December 1, 2004
-------------------------
WILLIAM R. WATSON


/s/ James T. Broyhill            Director                       December 1, 2004
-------------------------
JAMES T. BROYHILL


/s/ James G. Hanes III           Director                       December 1, 2004
-------------------------
JAMES G. HANES III


/s/ James L. Hilmer              Director                       December 1, 2004
-------------------------
JAMES L. HILMER


/s/ J. Paul Breitbach            Director                       December 1, 2004
-------------------------
J. PAUL BREITBACH


/s/ Jeffrey C. Howard            Secretary and Treasurer        December 1, 2004
-------------------------
JEFFREY C. HOWARD

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION

22(j)(1)          Consent of Briggs, Bunting & Dougherty LLP

22(j)(2)          Consent of Tait, Weller & Baker

22(p)(2)          Code of Ethics of Ultimus Fund Distributors, LLC